SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 15, 2002


                      CIRCUIT CITY CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


   United States                   000-26172                 58-1897792
   -------------                    -------                  ----------
  (State or other                 (Commission               (IRS Employer
   jurisdiction                    File No.)              Identification No.)
  of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                   30144
---------------------------------------------                   ------
  (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900


Item 5               Other Events.
                     -------------

                     The registrant distributed the Certificateholders Statement for the month of January 2002 to the Series 1996-1 Certificateholders on February 15, 2002.

                     The registrant distributed the Certificateholders Statement for the month of January 2002 to the Series 2000-1 Certificateholders on February 15, 2002.

                     The registrant distributed the Certificateholders Statement for the month of January 2002 to the Series 2000-2 Certificateholders on February 15, 2002.

                                      - 1 -


Item 7(c).           Exhibits.
                     ---------

                     The  following  is filed as an exhibit to this report under
                     Exhibit 28:

      99.1 Series 1996-1 Certificateholders Statement for the month of January 2002.

      99.2 Series 2000-1 Certificateholders Statement for the month of January 2002.

      99.3 Series 2000-2 Certificateholders Statement for the month of January 2002.



                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CIRCUIT CITY CREDIT CARD
                              MASTER TRUST


                              By:       FIRST NORTH AMERICAN
                                        NATIONAL BANK, as
                                        Servicer


                              By:       /s/ Philip J. Dunn
                                        ------------------------------------
                                        Philip J. Dunn
                                        Vice President





Date: February 15, 2002

                                       -2-






                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    EXHIBITS
                                       TO
                                    FORM 8-K


                      CIRCUIT CITY CREDIT CARD MASTER TRUST




                                INDEX TO EXHIBITS



    Exhibit
    Number           Exhibit


      99.1 Series 1996-1 Certificateholders Statement for the month of January 2002.


      99.2 Series 2000-1 Certificateholders Statement for the month of January 2002.


      99.3 Series 2000-2 Certificateholders Statement for the month of January 2002.